SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 17, 2003

Knight-Ridder, Inc.
(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(408) 938-7700

Inapplicable
(Former name or former address if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)	Exhibits.

99.1	Knight-Ridder, Inc. Earnings Press Release dated October 17, 2003
99.2	Knight-Ridder, Inc. September Statistical Report Press Release dated October 17, 2003

Item 12. Results of Operations and Financial Condition

             On October 17, 2003, Knight-Ridder, Inc. issued a press release announcing the Company’s earnings for the quarter ended September 28, 2003. The company also issued a press release on October 17, 2003 announcing the Company’s statistical report for the quarter ended September 28, 2003. Copies of these press releases are furnished with this report as exhibits to this Form 8-K.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

By: /s/ CARLOS ABAUNZA
Carlos Abaunza
Vice President and Controller

Dated: October 17, 2003

EXHIBIT INDEX

Exhibit Number	Name

99.1	Knight-Ridder, Inc. Earnings Press Release dated October 17, 2003
99.2	Knight-Ridder, Inc. September Statistical Report Press Release dated October 17, 2003